SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

December 28, 2005

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado		80203-4518
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code             303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As the Plan Administrator under the Cimarex Energy Co. 2002 Stock Incentive Plan, on December 28, 2005, the Governance Committee approved a form of Performance Award Agreement providing for the terms and conditions of awards of restrictive stock subject to the satisfaction of objective performance goals and three-year cliff vesting.  On the same date, the Committee authorized the grant of performance awards of restricted stock, effective January 3, 2006, to certain executive officers.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

 10.1        Form of Performance Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: January 4, 2006	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer